SECURITY AGREEMENT

This Security Agreement ("Agreement") is made effective as of March 27, 2004 by and between Farequest Holdings, Inc. ("Debtor"), and CSDH Holdings, LLC, formerly known as Cheap Seats Holdings, LLC, a Delaware limited liability company ("Secured Party").

Preliminary Statements

WHEREAS, on March 26, 2004, in Chicago, Illinois, Richard Haugen, as Collateral Agent for the R/M Haugen Family Trust, Genesee Mutual Investments LLC, and Ochs Family Trust, as secured creditors of Cheap Seats, Inc., a California corporation (the "Company"), effected a foreclosure sale of all of the assets of the Company (the "Foreclosure Sale");

WHEREAS, at the Foreclosure Sale, all of the assets of the Company (the "Purchased Assets") were purchased by Secured Party; and

WHEREAS, in connection with that certain Asset Purchase Agreement, dated as of the same date herewith, pursuant to which Debtor purchased the Purchased Assets from Secured Party (the "Purchase Agreement"), Debtor issued to Secured Party a convertible secured promissory note (the "Note") to Secured Party to be secured pursuant to this Agreement;

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements of the parties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Defined Terms.

(a) When used herein, the following terms will have the respective meanings presently or hereafter assigned to such term in the UCC: Account, Account Debtor, Chattel Paper, Commercial Tort Claim, Deposit Account, Document, Electronic Chattel Paper, Equipment, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Money, Proceeds, Promissory Note, Record, Security, Supporting Obligation, and Tangible Chattel Paper. If a term is defined in Article 9.1 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.1.

(b) Certain capitalized terms used in this Agreement shall have the meanings specified below.

(i) "Collateral" means all property and rights of the Debtor in which a security interest is granted hereunder.

(ii) "Event of Default" shall have the meaning set forth in Section 9 hereof.

(iii) "Intellectual Property" means all past, present and future: trade secrets and other proprietary information; customer lists; trademarks, service marks, business names, trade names, designs, logos, indicia and other source and/or business identifiers, and the

goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; and all common law and other rights throughout the world in and to all of the foregoing.

(iv) "Purchase Agreement" shall have the meaning set forth in the Preliminary Statements of this Agreement.

(v) "Secured Indebtedness" shall have the meaning assigned to such term in Section 3 hereof.

(vi) "UCC" shall mean the Uniform Commercial Code as from time to time revised or amended and in effect in the State of Illinois.

Section 2. **Grant of Security Interest**. For value received, and as security for the Secured Indebtedness, Debtor hereby grants, conveys, transfers and assigns to the Secured Party a security interest, lien and mortgage in, on and to, and agrees and acknowledges that the Secured Party has, and shall continue to have until such time as the Note is paid in full, a security interest, lien and mortgage in, on and to, the following assets and rights of Debtor, wherever located, however arising or created, and whether now owned or existing or hereafter arising, created or acquired:

(a) All of the Purchased Assets.

together with (i) all books, records, writings, files, data bases, computer programs, data processing records, information, and other property relating to, used or useful in connection with, evidencing, describing, embodying, incorporating or pertaining to, and all containers and packages for, any of the property described above, (ii) all awards for taking of the Collateral by eminent domain; all proceeds of fire, theft or other insurance of the Collateral; and claims by Debtor against third parties for loss or damage to, or destruction of, any of the Collateral and (iii) and all proceeds from the Purchased Assets and the other assets listed above including cash and cash equivalents, Accounts Receivable, Inventory, Equipment, Fixtures, and other assets whether derived from sale, exchange, transfer and co-mingling with other assets of the Debtor.

Promptly, but in no event later than ten (10) days, after the Secured Indebtedness is paid in full, the Secured Party shall, at its sole cost and expense, file termination statements and execute and deliver any and all such further instruments and documents and take such further

actions as Debtor may reasonable deem desirable to evidence the termination of the security interests granted herein, including the termination of all liens created hereby.

Section 3. **Indebtedness Secured**. The security interests and assignment of rights described herein are granted to secure the prompt and full payment and performance of the Note including al rights of Secured Party thereunder for principal, interest and costs of collection (referred to herein as the "Secured Indebtedness").

Section 4. **Certain Representations and Warranties of Debtor**. Debtor represents and warrants to the Secured Party that:

(a) Debtor's jurisdiction of incorporation is Delaware and Debtor's exact legal name as registered in Debtor's jurisdiction of incorporation is as set forth in the first paragraph of this Agreement;

(b) Except as set forth on Exhibit B, there has been no change in the name or address of Debtor, or the name or address under which Debtor conducts its business, since Debtor was incorporated or organized;

(c) Debtor's chief executive office and principal place of business is located at, and Debtor keeps and shall keep all of its books and records relating to the Collateral at, the locations at which Debtor conducts business which are listed and described on Exhibit B hereto;

(d) All Collateral that is tangible property is located at Debtor's chief executive office or at one or more of the locations described on Exhibit B; and

(e) Debtor has not granted a security interest in and to, or otherwise pledged or otherwise encumbered any of the Collateral.

Section 5. [Intentionally Omitted]

Section 6. **Certain Provisions Concerning Equipment**. Debtor represents and warrants that Exhibit B sets forth all places where any of the Collateral is located.

Section 7. [Intentionally Omitted]

Section 8. [Intentionally Omitted]

Section 9. [Intentionally Omitted]

Section 10. [Intentionally Omitted]

Section 11. [Intentionally Omitted]

Section 12. [Intentionally Omitted]

Section 13. **Certain Provisions Concerning Intellectual Property.**

(a) Debtor represents and warrants that, subsequent to the Foreclosure Sale, no claim has been made that any Intellectual Property is invalid or enforceable and that the use of any Intellectual Property does not and will not violate the rights of any third party.

(b) Debtor will use commercially reasonable efforts to preserve and maintain all material rights in the Intellectual Property of the Collateral and not abandon any material right to file a copyright, patent or trademark application, any material pending copyright, patent or trademark application, or any material copyright, patent or trademark.

(c) Upon the occurrence and during the continuance of an Event of Default, Debtor will use all commercially reasonable efforts to obtain any consents, waivers or agreements necessary to enable the Secured Party to exercise its remedies with respect to the Intellectual Property.

Section 14. [Intentionally Omitted]

Section 15. **Insurance**.

(a) Debtor will have and maintain insurance at all times with respect to the Collateral in such amounts and in such forms as is reasonably satisfactory to the Secured Party. All such policies of insurance will provide for advance written notice to the Secured Party of termination, cancellation or any other action, and Debtor will provide the Secured Party with evidence satisfactory to the Secured Party of compliance with the terms of this subsection.

(b) Debtor will pay, or cause to be paid, all premiums for such insurance in a timely fashion, and will, upon written request from the Secured Party, furnish to the Secured Party satisfactory proof of the timely making of such payments and deliver copies of all renewal policies to the Secured Party.

Section 16. **Covenants Concerning Debtor's Legal Status**.

(a) Debtor will preserve its corporate existence.

(b) Debtor will not change the jurisdiction of its incorporation, its legal name, its mailing address, the address of its chief executive office or any of the locations at which Debtor conducts business without first giving the Secured Party ten (10) days advance written notice thereof.

Section 17. **Debtor's Additional Covenants and Agreements**.

(a) Debtor will, at its expense, make, procure, execute or otherwise authenticate, and deliver such instruments, certificates, assignments, and supplemental records and writings, and do and deliver all acts, things, writings and assurances as the Secured Party may from time to time reasonably require in order to comply with the UCC, or any other applicable law, and to obtain, preserve, perfect, defend and enforce the security interests of the Secured Party in the Collateral and to preserve, defend, enforce and collect the Collateral. The Secured Party is hereby authorized to file in any filing office one or more initial financing statements or amendments as reasonably required to perfect, maintain, or continue its security interests in all or

any portion of the Collateral, including any initial financing statements and amendments thereto that (i) accurately list the Collateral, and (ii) provide any other information required by Part 5 of Article 9.1 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment. Debtor agrees to furnish any such information to the Secured Party promptly upon the reasonable request of the Secured Party. In the event that the law of any jurisdiction that becomes or is applicable to the Collateral, or any part thereof, or to any of the obligations, requires Debtor to agree to execute or otherwise authenticate, any document or instrument or requires Debtor to do other things as may be necessary or appropriate to preserve, perfect, protect and enforce the security interest or lien of the Secured Party, Debtor agrees to perform such actions. Debtor agrees that a carbon, photographic or other reproduction of this Agreement is sufficient as a financing statement.

(b) Debtor hereby appoints such Person as the Secured Party may designate as Debtor's attorney-in-fact to take, from and after an Event of Default, any and all appropriate action and to execute any and all documents and instruments that may be deemed by the Secured Party to be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, to file in such office or offices as the Secured Party reasonably deems necessary or desirable such financing and continuation statements and amendments thereof or supplements thereto. , and such other documents as the Secured Party (or any one of them) may from time to time require to perfect, preserve and protect the security interests granted herein. To the extent permitted by law, Debtor ratifies and approves all acts of the Secured Party (or its designee) as attorney-in-fact. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party nor any of its officers, directors, employees or agents shall be responsible to Debtor in connection with the immediately foregoing for any acts or omissions, or for any error of judgment or mistake of fact or law except for bad faith. This power is coupled with an interest and is irrevocable until all Secured Indebtedness has been fully satisfied.

(c) Debtor will not engage in any consignment transaction in respect of any of the Collateral, whether as consignee or consignor, without the prior written consent of the Secured Party in each instance.

(d) If any Collateral is at any time in the possession of a bailee, Debtor will promptly notify Secured Party thereof and, at the request and option of the Secured Party, will promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of Secured Party, and that such bailee agrees to comply, without further consent of Debtor, with instructions from the Secured Party as to such Collateral. The Secured Party agree with Debtor that the Secured Party will not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by Debtor with respect to the bailee.

(e) Debtor has the risk of loss of the Collateral and shall keep the Collateral in good repair and condition and shall use reasonable care to prevent the Collateral from being damaged or depreciated, ordinary wear and tear excepted. Debtor will promptly notify each of the Secured Party of any material loss or damage or adverse change occurring in or to the Collateral,

of any material change in any fact or circumstance warranted or represented by Debtor to the Secured Party, or if any Event of Default occurs.

(f) No less than 48 hours after Debtor's receipt of notice, the Secured Party and its agents may examine, audit, inspect and copy, as the case may be, the Collateral, including, without limitation, Debtor's books and records (which Debtor agrees to keep in complete and accurate form), at any reasonable time and from time to time; provided however, that the foregoing shall be conducted: (i) during normal business hours of Debtor; (ii) in a manner to minimize the interruption of Debtor's business; and (iii) no more frequently than once every six months.

(g) None of the Collateral will be removed from its present location or disposed of by Debtor without providing at least ten (10) days prior written notice to the Secured Party, except Debtor may sell Inventory in the ordinary course of business, license General Intangibles in the ordinary course of business, dispose of assets of negligible value that have become obsolete or are otherwise not required for Debtor's business operations consistent with past practices, and replace assets with like assets of equal or greater value.

(h) Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement.

(i) Except as addressed in the Purchase Agreement, to which this section shall not apply, Debtor hereby agrees to indemnify and hold the Secured Party and its members, officers, employees, agents, and its and their successors and agents harmless from and against any and all future claims, actions, liabilities and damages arising in connection with this Agreement, the Secured Indebtedness, or the Collateral (except for any of the foregoing arising out of the willful misconduct or recklessness of the Secured Party), and from and against all costs and expenses (including reasonable attorneys' fees) incurred by the Secured Party in respect thereof.

(j) Debtor will not intentionally use the Collateral in violation of any law or any policy of insurance thereon.

(k) Debtor will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

Section 18. Secured Party's Obligations and Duties.

(a) Anything herein to the contrary notwithstanding, Debtor will remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by Debtor thereunder. Except in the event that, and upon the occurrence of Secured Party exercising its rights under Section 20 hereof, the Secured Party will not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor will the Secured Party be obligated in any manner to perform any of the obligations of Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or

sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which any Secured Party may be entitled at any time or times. The Secured Party's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9.1-207 of the UCC or otherwise, will be to deal with such Collateral in the same manner as such Secured Party deals with similar property for its own account.

(b) In the reasonable discretion of the Secured Party, if Debtor fails to do so, the Secured Party may discharge uncontested taxes and other encumbrances at any time levied or placed on any of the Collateral, perform or cause to be performed, for and on behalf of Debtor, any actions and conditions, obligations or covenants which Debtor has failed or refused to perform, pay any necessary filing fees or insurance premiums, pay for the preservation of any of the Collateral, and do all other things reasonably deemed necessary by the Secured Party to perfect the security interest granted hereby and to preserve, collect, enforce and protect the Collateral and any insurance proceeds thereof. Debtor agrees to reimburse the Secured Party on demand for all expenditures so made. The Secured Party shall not have any obligation to Debtor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any default or Event of Default.

Section 19. Events of Default. Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions (each an "Event of Default"):

(a) Debtor fails to pay the Secured Party, when due, any sum under the Note;

(b) Debtor fails to observe or perform any covenant, condition or agreement herein after Debtor has been provided written notice of such failure and Debtor has not cured such default within thirty (30) days of receipt of such written notice from the Secured Party, provided that such 30-day grace period will not apply to (i) a breach of any covenant which in the good faith reasonable judgment of the Secured Party is incapable of cure or (ii) any failure of Debtor to permit inspection of the Collateral or of the books and records of Debtor as set forth herein;

(c) The ownership of the Collateral or any portion of the Collateral, except for Inventory sold in the ordinary course of business or Collateral which is otherwise disposed of by Debtor as permitted herein or with the express written consent of the Secured Party, or any legal or equitable interest therein, becomes vested in a person or entity other than Debtor;

(d) The occurrence of any material loss, theft, destruction, reduction in value, damage to or condemnation of the Collateral, or any material part of the Collateral, unless same is fully covered by insurance proceeds; or

(e) The lien of the Secured Party in the Collateral ceases to be a first priority lien.

Section 20. Secured Party's Rights and Remedies.

(a) If an Event of Default shall have occurred and be continuing, the Secured Party, ten (10) days after notice to or demand upon Debtor, shall have in any jurisdiction in which

enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral and, for that purpose, the Secured Party may, and so far as Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom.

(b) In addition to the rights and remedies provided in the preceding subsection or otherwise available under applicable law or under the Loan Documents, upon the occurrence and during the continuance of any Event of Default, the Secured Party may, at its option, without demand, presentment, notice of intention to accelerate, notice of acceleration or any other notice (all of which are fully waived by Debtor):

(i) declare the entire unpaid balance of the principal of the Secured Indebtedness to be in default and immediately due and payable, together with all accrued and unpaid interest thereon, reasonable attorneys' fees and all other collection charges;

(ii) require Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction of Debtor's principal office or at such other locations as the Secured Party may reasonably designate;

(iii) take possession and dispose of all or any portion of the Collateral, at public or private sale, as a unit or in parcels, upon any terms and prices and in any order, in accordance with applicable law, and for such purpose the Secured Party may maintain all or any part of the Collateral on Debtor's premises for such period of time as may be reasonably necessary without any charge whatsoever;

(iv) endorse as, Debtor's agent, any drafts, Instruments, Documents or Accounts relating to the Collateral;

(v) transfer to itself or any nominee any Investment Property constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Secured Indebtedness;

(vi) demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral;

(vii) notify Account Debtors and any other parties liable under the Collateral to make payment directly to the Secured Party or to any financial institution designated by the Secured Party as Secured Party's agent therefore, and after such notice has been given, Debtor will hold any proceeds of collection of Accounts, Chattel Paper, General Intangibles, Instruments and other Collateral received by Debtor as trustee for the Secured Party without commingling the same with other funds of Debtor and will turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments;

(viii) open and dispose of all mail addressed to Debtor and notify postal authorities to change the address for delivery thereof to such address as the Secured Party

may designate provided that if any such mail does not relate to assets which are not part of the Collateral, Secured Party will hold all such mail in confidence and promptly forward it to Debtor;

(ix) employ and maintain on Debtor's premises a custodian selected by the Secured Party who will have full authority to do all acts necessary to protect the Secured Party' interest in the Collateral and whose expenses will be paid by Debtor on demand from time to time and any amounts not so paid will be added to the Secured Indebtedness secured by the Collateral; and

(x) require Debtor to deposit in a special account at a bank to be designated by the Secured Party in the name of the Secured Party and styled "Collateral Account" any and all payments received by Debtor with respect to the Collateral. Funds in such account are hereby assigned to the Secured Party and shall be impressed with the lien and security interest hereof to secure the Secured Indebtedness.

(c) Debtor hereby appoints such designee as may be appointed by the Secured Party as its attorney-in-fact to, upon the occurrence of an Event of Default: (i) sign Debtor's name on any invoice or bill of lading relating to any Accounts or Inventory which is part of the Collateral, on drafts against Account Debtors, on schedules and assignments of Accounts or Inventory, on notices of assignment and other public records, on verifications of Accounts and on notices to Account Debtors; (ii) send requests for verification of accounts to customers or Account Debtors on Accounts which are part of the Collateral; (iii) file any claims or institute any proceedings that the Secured Party deems necessary or desirable for the collection of any of the Collateral, and (iv) do all things necessary to carry out or enforce this Agreement. Debtor ratifies and approves all acts of the designee of the Secured Party as attorney-in-fact. Neither the Secured Party nor its designees, as attorney-in-fact, will be liable for any acts or omissions, or for any error of judgment or mistake of fact or law except for bad faith. This power, being coupled with an interest, is irrevocable until all Secured Indebtedness has been fully satisfied; provided that the Secured Party will not exercise this power until after an Event of Default.

(d) Upon the request of the Secured Party, after the occurrence and during the continuance of an Event of Default, Debtor will promptly, at its expense:

(i) deliver to the Secured Party, with appropriate endorsement or assignment, all Instruments, Chattel Paper, monies, checks, notes, drafts and other evidence of indebtedness, or other property in the nature of items of payment representing proceeds of any of the Collateral, or arising from an Account relating to the Collateral, which are then in, or may thereafter come into, Debtor's possession; and/or

(e) direct all parties obligated on any of the Collateral to make all payments due or to become due thereon directly to the Secured Party or to such other person or officer as may be specified by the Secured Party;

(f) In addition to the foregoing rights and remedies:

(i) the Secured Party shall not be liable for any act or omission on the part of the Secured Party, its members, officers, agent, or employees, except for willful

misconduct or recklessness. All rights and remedies of the Secured Party hereunder are cumulative and may be exercised singly or concurrently. The exercise of any right or remedy will not be a waiver of any other;

(ii) the Secured Party may sell the Collateral without giving any warranties as to the Collateral and may specifically disclaim any warranties of title or the like, which shall not adversely affect the commercial reasonableness of any such sale;

(iii) the Secured Party is hereby expressly authorized, upon an Event of Default, to apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Debtor hereby expressly consents to any such appointment; and

(iv) upon demand of the Secured Party, Debtor will take all steps necessary to prepare the Collateral (including without limitation making any commercially reasonable repairs to the Collateral reasonably requested by the Secured Party) for and otherwise assist in any proposed disposition of the Collateral, and will assemble the Collateral and make it available to the Secured Party at a reasonably convenient location designated by the Secured Party.

(g) Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give to Debtor at least ten (10) days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Debtor hereby acknowledges that ten (10) days prior written notice of such sale or sales shall be reasonable notice. To the extent permitted by law, Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

(h) The Secured Party will be entitled to apply the proceeds of any sale or other disposition of the Collateral, and the payments received by the Secured Party with respect to any of the Collateral, first to the payment of all its reasonable expenses, including attorneys' fees and legal expenses, incurred in maintaining, holding and preparing the Collateral, or any part thereof, for sale or other disposition, in arranging for such sale or other disposition, and in actually selling the same, and next toward payment of the balance of the Secured Indebtedness in such order and manner as the Secured Party, in its reasonable discretion, may deem advisable. The Secured Party will promptly account to Debtor for any surplus. If the proceeds are not sufficient to pay the Secured Indebtedness in full, Debtor shall remain liable for any deficiency.

(i) Debtor agrees and acknowledges that a commercially reasonable disposition of the Collateral may be by lease or license of, in addition to the sale of, such Collateral. Debtor further agrees and acknowledges that a disposition (i) made in the usual manner in any recognized market, (ii) at the price current in any recognized market at the time of disposition or (iii) in conformity with reasonable commercial practices among dealers in the type of property subject to the disposition will, in each case, be deemed commercially reasonable.

(j) To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (i) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (iii) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (iv) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (v) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (vi) to dispose of Collateral in wholesale rather than retail markets, (vii) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (viii) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. Debtor acknowledges that the purpose of this subsection is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party's duties under the UCC or other applicable law in the Secured Party's exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not necessarily be deemed to fail to fulfill such duties solely on account of not being indicated herein. Without limitation upon the foregoing, nothing contained in this subsection shall be construed to grant any rights to Debtor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this subsection.

Section 21. No Marshalling.

(a) The Secured Party will not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Indebtedness or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment will be cumulative and in addition to all other rights and remedies, however existing or arising.

(b) To the extent that it lawfully may, Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party' rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Indebtedness or under which any of the Secured Indebtedness is outstanding or by which any of the Secured Indebtedness is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Debtor hereby irrevocably waives the benefits of all such laws.

Section 22. Suretyship Waivers by Debtor.

(a) Debtor waives notice of acceptance of this Agreement, notice of loans made, credit extended, and Collateral received or delivered.

(b) With respect to both the Secured Indebtedness and the Collateral, Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable.

Section 23. Miscellaneous Provisions.

(a) This Agreement is executed and delivered in, and the validity, enforceability and interpretation of this Agreement shall be governed by and construed in accordance with the laws of, the State of Illinois applicable to contracts made and to be performed entirely within the State of Illinois (except to the extent that, pursuant to Illinois law, the perfection, the effect of perfection or non-perfection or the priority of any security interest granted hereunder is to be determined in accordance with the laws of a different jurisdiction). Debtor agrees that the state and federal courts in Chicago, Illinois shall have exclusive jurisdiction over all matters arising out of this Agreement, and that service of process in any such proceeding will be effective if mailed to Debtor at its address described in Section 4(c) hereof. DEBTOR HEREBY **WAIVES** ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

(b) This Agreement is binding upon the parties and shall inure to the benefit of the Secured Party, and upon and to each of its respective heirs, executors, representatives, administrators, successors and assigns.

(c) Notwithstanding anything contained herein to the contrary, the Secured Party shall not be deemed to have waived any of its rights or remedies in respect of the Secured Indebtedness or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The remedies hereunder provided are cumulative and are not exclusive of any remedies provided by law.

(d) This Agreement shall not be amended in any way except by a written agreement signed by Debtor and the Secured Party.

(e) If any provision of this Agreement should be found to be invalid or unenforceable, all of the other provisions shall nonetheless remain in full force and effect to the maximum extent permitted by applicable law.

(f) All representations, warranties and covenants of Debtor contained herein shall survive the execution and delivery of this Agreement and shall terminate only upon the full and final payment and performance by Debtor of all of its obligations.

(g) The various headings in this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

(h) Notices, requests and other communications hereunder shall be given or made, and shall be effective, in accordance with the Notices section of the Purchase Agreement.

(i) This Agreement may be executed by the parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all counterparts together shall constitute one and the same Agreement.

(j) Debtor acknowledges receipt of a copy of this Agreement.

IN WITNESS WHEREOF, Debtor and Secured Party have executed this Agreement as of the date first above written.

DEBTOR:

Farequest Holdings, Inc.

By: [signature]

Name: MARC E BERCOON

Title: Executive Vice President

SECURED PARTY:

CSDH Holdings, LLC, formerly known as Cheap Seats Holdings, LLC

By: [signature]

Name: DAVID DOERGE

Title: Manager

STATE OF ________________)
) SS:
COUNTY OF ______________)

Subscribed to and sworn before me, a Notary Public, in and for the said County and State, by ____________________, in his capacity as the President of Farequest Holdings, Inc. ("Debtor"), who executed this Security Agreement on behalf of Debtor this ______ day of ______________, 2004.

____
Signature

____
Printed Notary Public

My Commission Expires: ________________________

County of Residence: ________________________

This instrument was prepared by
and after recording, return to:

Fredric D. Tannenbaum, Esq.
Gould & Ratner
222 North LaSalle Street, Suite 800
Chicago, IL 60601-1086

EXHIBIT A

[Not Used]

EXHIBIT B

Name and Address Changes - Sections 4(b):

Business Locations - Sections 4(c) and 4(d):